EXHIBIT 10.9
ADDENDUM TO

INVESTOR RELATIONS CONSULTING AGREEMENT

by and between

3GC, Ltd (“Consultant”)

and

Integrated Environmental Technologies, Ltd. (“Company”)

The Purpose of this Addendum is to adjust the Term (Section 2, “Term”) of the original Consulting Agreement, dated March 1, 2010, in order to renew the contract on a month-to-month basis.  Both parties enter this amendment with the understanding that future terms and/or contractual agreements may be negotiated between the Consultant and the Company at a future date.

It is further agreed that all other provisions of the original Consulting Agreement shall remain in full force and effect.

IN WITNESS THEREOF, the below signatures by both parties shall serve to make this an executed addendum agreement.

Integrated Environmental Technologies, Ltd.:

/s/  William E. Prince                                                                September 1, 2010
William E. Prince                                                                                Date
President / CEO

3GC, Ltd.:

/s/  Gary Grieco                                                      September 1, 2010
Gary Grieco                                                                           Date